SECURITY AGREEMENT

THIS SECURITY AGREEMENT is executed effective the 25th day of January 2008, between LARRY SHUMATE, an individual (the "Debtor"), and STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association (the "Secured Party").

RECITALS:

WHEREAS, SHUMATE INDUSTRIES INC., a Delaware corporation ("Industries"), SHUMATE MACHINE WORKS, INC., a Texas corporation ("Machine"), HEMIWEDGE VALVE CORPORATION, a Texas corporation ("Hemiwedge") (Industries, Machine, and Hemiwedge are sometimes collectively referred to herein as the "Borrowers") are liable to the Secured Party for the Indebtedness as defined in that certain Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement"); and

WHEREAS, the Debtor has agreed to secure payment of the Notes and other indebtedness described herein by granting the Secured Party a security interest covering certain assets of the Debtor.

NOW, THEREFORE, (i) for and in consideration of the premises and the agreements herein contained; and (ii) for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Debtor hereby agrees with the Secured Party as follows:

1. DEFINITIONS. Unless otherwise defined herein, all initially capitalized terms will have the meaning set forth in the Loan Agreement. All terms used herein which are defined in the Oklahoma Uniform Commercial Code ("UCC") will have the same meanings herein unless the context otherwise requires.

2. INDEBTEDNESS. That this Security Agreement is given for the purpose of securing:

   2.1 That certain revolving promissory note (the "Revolving Note") of even date herewith in the original principal amount of ONE MILLION DOLLARS ($1,000,000.00) given by the Borrowers as maker to Secured Party as holder, due on April 19, 2009.

   2.2 That certain term promissory note (the "Term Note") of even date herewith in the original principal amount of THREE MILLION THREE HUNDRED TWENTY-NINE THOUSAND DOLLARS ($3,329,000.00) given by the Borrowers as maker to Secured Party as holder.

   2.3 Payment of all other sums with interest thereon becoming due and payable to the Secured Party under the provisions of the Revolving Note, Term Note, the Loan Agreement or other loan document.

   2.4 All extensions and renewals of liabilities of the Borrowers under the Loan Documents;

2.5 All interest due or to become due on the liabilities of the Borrowers to Secured Party under the Loan Documents;

2.6 All expenditures by Secured Party involving the performance of, or fees, or other expenditures of, Secured Party in the collection and enforcement of any obligation or liability of the Borrowers and in the collection of the secured indebtedness evidenced by the Loan Documents and the collection and enforcement of or realization upon any of the Collateral; and

2.7 All future indebtedness of the Borrowers to the Secured Party.

3. SECURITY INTEREST. The Debtor hereby grants to the Secured Party a security interest in, an assignment of, a general lien upon, and a right of set-off against the following described property (the "Property"):

3.1 Hitachi Model HG630I, Description - Six pallet CNC Horizontal Machining Center, Serial Number HG62149;

3.2 Additional Property. Any additional Property from time to time delivered to or deposited with the Lender as security pursuant to the terms of this Agreement; and

3.3 Proceeds. All proceeds, products, additions to, replacements of, substitutions for, and accessions of any and all Property described above.

4. SECURED INDEBTEDNESS. The security interest granted hereby in the Property is given to secure the Borrowers' payment of the Indebtedness.

5. DEBTOR'S REPRESENTATIONS AND COVENANTS. The Debtor hereby warrants, represents and agrees as follows:

5.1 Location of Property. The Property is now in the possession of the Debtor and is located in the states of Oklahoma and Texas, and the Debtor will not move the Property or locate any of the Property in any other state without the prior written consent of the Secured Party and the prior execution and filing of all financing statements required by the Secured Party. None of the Property will be affixed to any real property.

5.2 Business Purpose. The Property is to be used by the Debtor primarily in or for business operations.

5.3 Title. Except as noted in the Loan Agreement, the Debtor has good title to the Property, subject to a purchase money lien in favor of Wells Fargo, but otherwise free and clear of all liens, encumbrances and security interests except for the security interest hereby granted to the Secured Party and such other rights, if any, of the Secured Party, and the Debtor warrants and will defend the same unto the Secured Party against the claims and demands of all persons and parties whomsoever.

5.4 Transfers. Without the prior written consent of the Secured Party, the Debtor agrees that the Debtor will not: (1) except for Inventory and Equipment sold, exchanged or replaced in the ordinary course of the Debtor's business, sell, exchange, lease or in any manner dispose of any of the Property or any interest therein; or (2) permit any lien, encumbrance or security interest to attach thereto except those contemplated herein.

5.5 Maintenance of Property. The Debtor will use the utmost care to maintain the Property in good condition and repair, but will not suffer any lien, charge or encumbrance to attach thereto, whether by reason of repairs, taxes, assessments or otherwise except as otherwise agreed to by the parties. The Debtor will not use or permit the Property to be used in violation of any law, statute or ordinance. The Debtor will not, in any event, permit anything to be done that may impair the value of the Property or the security intended to be afforded by this Agreement.

5.6 Insurance. The Debtor will insure the Property with companies acceptable to the Secured Party against such casualties and in such amounts as the Secured Party will require. All insurance policies will be written for the benefit of the Debtor and the Secured Party as their interests may appear, and such policies or certificates evidencing the same will be furnished to the Secured Party. If the Debtor fails to pay the premiums for any such insurance, the Secured Party may do so for the Debtor's account, adding the amount thereof to the other amounts secured hereby; however, the Secured Party is under no obligation and has no duty to pay such premiums. The Debtor hereby assigns to the Secured Party any return or unearned premiums which may be due on cancellation of any such insurance policies for any reason whatsoever and direct the insurers to pay the Secured Party any amount so due. The Secured Party is hereby appointed the Debtor's attorney-in-fact to endorse any draft or check which may be payable to the Debtor in order to collect such returned or unearned premiums or the proceeds of such insurance. Any balance of insurance proceeds remaining after payment in full of the Indebtedness will be paid to the Debtor. The Secured Party may cancel any insurance on the Property, or any part thereof after repossession.

5.7 Secured Party's Security Interest. This Agreement creates a valid and binding security interest in the Property securing the Indebtedness. All filings and other actions necessary or appropriate (other than notation on any certificate of title or title registration) to perfect or protect such security interest will be or have been duly taken. No further or subsequent filing, recording, registration or other public notice of such security interest (other than notation on any certificate of title or title registration) is necessary in any office or jurisdiction in order to perfect such security interest or to continue, preserve or protect such security interest except for continuation statements.

5.8 Inspection of Property. The Secured Party may from time to time, upon request, inspect the Property and all of the Debtor's records concerning the Property.

5.9 Filing Reproductions. At the option of the Secured Party, a carbon, photographic or other reproduction of this Agreement or of a financing statement covering the Property will be sufficient as a financing statement and may be filed as a financing statement.

5.10 Financing Statement Filings; Notifications. The Debtor will immediately notify the Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Property. Without limiting the generality of the foregoing, the Debtor will: (1) immediately notify the Secured Party of any change in the location of the Debtor's chief executive office or chief place of business; (2) notify the Secured Party monthly of any change in the location any of the Property to another state; (3) prior to any of the Property becoming so related to any particular real estate so as to become a fixture on such real estate, notify the Secured Party of the description of such real estate and the name of the record owner thereof; and (4) immediately notify the Secured Party of any change in the Debtor's name. In any notice furnished pursuant to this paragraph 4.11, the Debtor will expressly state that the notice is required by this Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of the Secured Party's security interest in the Property.

6. SECURED PARTY'S EXPENDITURES. If the Debtor fails to make any expenditure or pay any sum necessary to: (1) keep and maintain the Property in good repair; (2) discharge any lien, encumbrance, levy, security interest or other charge on the Property; or (3) maintain insurance upon the Property as required hereby, the Secured Party may but will not be required to make any expenditure for such purpose or purposes and all sums so expended will be payable on demand, will bear interest at the rate specified in the Notes and all such sums and interest will additionally be secured hereby. The Debtor will pay all costs of filing any financing, continuation or termination statements with respect to the security interest granted hereby in the Property.

7. POWER OF ATTORNEY. The Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from the Debtor) and the right is expressly granted to the Secured Party, and the Debtor hereby constitutes, appoints and makes the Secured Party as the Debtor's true and lawful attorney-in-fact and agent for the Debtor and in the Debtor's names, place and stead with full power of substitution, in the Secured Party's name or the Debtor's names or otherwise, for the Secured Party's sole use and benefit, but at the Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Property after the occurrence of any default under any of the Documents which has not been timely cured: (1) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due by virtue thereof and otherwise deal with proceeds; (2) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party in connection

therewith; (3) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (4) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relative goods, as fully and effectively as if the Secured Party were the absolute owner thereof; and (5) to extend the time of payment of any or all thereof and to grant waivers and make any allowance or other adjustment with reference thereto; provided, however, the Secured Party will be under no obligation or duty to exercise any of the powers hereby conferred upon it and will be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under, any Property.

8. SECURED PARTY'S DUTIES. The powers conferred upon the Secured Party by this Agreement are solely to protect its interest in the Property and will not impose any duty upon the Secured Party to exercise any such powers. The Secured Party will be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any of the Property or the Indebtedness, or to take any steps necessary to preserve any rights against prior parties. The Secured Party will not be liable for failure to collect or realize upon any or all of the Indebtedness or Property, or for any delay in so doing, nor will the Secured Party be under any duty to take any action whatsoever with regard thereto.

9. DEFAULT; REMEDIES. On the occurrence of any event of default or if any of the Borrowers fail to keep, observe, comply with and perform all of the obligations and undertakings under any of the Documents or fail to pay any principal or interest on the Term Note or Revolving Note when due, then, and in any such event, the Secured Party may, at its option and without notice to any party, declare all or any portion of the Indebtedness to be immediately due and payable and may proceed to enforce payment of the same, to exercise any or all rights and remedies provided herein, and by the UCC and otherwise available at law or in equity. Whenever any of the Borrowers are in default, the Debtor on demand by the Secured Party, will assemble the Property and make it available to the Secured Party at a place reasonably convenient to the parties hereto and will provide the Secured Party the exact location and identity of the lessees thereof. All remedies hereunder are cumulative, and any indulgence or waiver by the Secured Party will not be construed as an abandonment of any other right hereunder or of the power to enforce the same or another right at a later time. Whether the Secured Party elects to exercise any other rights or remedies under this Agreement or applicable law, the Secured Party will be entitled to have a receiver appointed to take possession of the Property without notice, which notice the Debtor hereby waives, notwithstanding anything contained in this Agreement or any law heretofore or hereafter enacted.

10. CONTINUING AGREEMENT. This is a continuing Agreement and the grant of a security interest hereunder will remain in full force and effect and all the rights, powers and remedies of the Secured Party hereunder will continue to exist until all of the Indebtedness is paid in full as the same becomes due and payable and until the Secured Party, upon request of the Debtor, has executed a written termination statement, reassigned to the Debtor, without

recourse, the Property and all rights conveyed hereby and returned possession of any Property in the Secured Party's possession to the Debtor.

11. PRESERVATION OF LIABILITY. Neither this Agreement nor the exercise by the Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law will be construed as relieving any person liable on the Indebtedness from liability on the Indebtedness and for any deficiency thereon.

12. NOTICES. Any notice or demand under this Agreement or in connection with this Agreement may be given at the addresses set forth in the Loan Agreement or by telefacsimile, but actual notice, however given or received, will always be effective.

13. SUCCESSORS AND ASSIGNS. The covenants and agreements herein contained by or on behalf of the Debtor will bind the Debtor, and each of the Debtor's legal representatives, successors and assigns and will inure to the benefit of the Secured Party and the Secured Party's successors and assigns.

14. INVALIDITY. If any provision hereof will for any reason be held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof.

15. CONSTRUCTION. This Agreement will be construed and interpreted in accordance with the laws of the State of Oklahoma.

16. CAPTIONS. The captions of the paragraphs of this Agreement are for convenience only and are not intended to affect the interpretation or construction of the provisions herein contained.

THIS AGREEMENT is executed effective the date first above written.

____
LARRY SHUMATE, individually

(the "Debtor")

STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association

By: ______________________________
Name: Michael Matter
Title: Senior Vice President

(the "Secured Party")